EXHIBIT 24.1



                               POWER OF ATTORNEY


     The undersigned hereby constitutes and appoints Charles J. Hansen as his true and lawful attorney-in-fact with full power to act and with full power of substitution and revocation, for him and in his name, in any and all capacities, to sign on his behalf and to cause to be filed with the Securities and Exchange Commission (the "Commission"):

     a. a registration statement on Form S-8 for Carson Pirie Scott & Co.'s 1996 Directors' Stock Compensation Plan (the "Form S-8"),

     b. any and all exhibits and amendments (including post-effective amendments) to the Form S-8, and

     c. any other documents in connection with the Form S-8 or any amendments to the Form S-8,

granting Charles J. Hansen full power and authority to do and perform each and every necessary or appropriate act and thing, as fully to all intents and purposes as he might or could do in person, ratifying and confirming all that Charles J. Hansen or his substitute or substitutes may lawfully do or cause to be done pursuant to this Power of Attorney.


Signature                        Title                             Date
---------                        -----                             ----

/s/ Mark L. Kaufman              Director                    December 13, 1996
------------------------                                     -----------------
Mark L. Kaufman






















                                  14 of 18



                               POWER OF ATTORNEY


     The undersigned hereby constitutes and appoints Charles J. Hansen as his true and lawful attorney-in-fact with full power to act and with full power of substitution and revocation, for him and in his name, in any and all capacities, to sign on his behalf and to cause to be filed with the Securities and Exchange Commission (the "Commission"):

     a. a registration statement on Form S-8 for Carson Pirie Scott & Co.'s 1996 Directors' Stock Compensation Plan (the "Form S-8"),

     b. any and all exhibits and amendments (including post-effective amendments) to the Form S-8, and

     c. any other documents in connection with the Form S-8 or any amendments to the Form S-8,

granting Charles J. Hansen full power and authority to do and perform each and every necessary or appropriate act and thing, as fully to all intents and purposes as he might or could do in person, ratifying and confirming all that Charles J. Hansen or his substitute or substitutes may lawfully do or cause to be done pursuant to this Power of Attorney.


Signature                        Title                            Date
---------                        -----                            ----

/s/ Mark Dickstein               Director
------------------------                                     December 17, 1996
Mark Dickstein

























                                  15 of 18



                               POWER OF ATTORNEY


     The undersigned hereby constitutes and appoints Charles J. Hansen as his true and lawful attorney-in-fact with full power to act and with full power of substitution and revocation, for him and in his name, in any and all capacities, to sign on his behalf and to cause to be filed with the Securities and Exchange Commission (the "Commission"):

     a. a registration statement on Form S-8 for Carson Pirie Scott & Co.'s 1996 Directors' Stock Compensation Plan (the "Form S-8"),

     b. any and all exhibits and amendments (including post-effective amendments) to the Form S-8, and

     c. any other documents in connection with the Form S-8 or any amendments to the Form S-8,

granting Charles J. Hansen full power and authority to do and perform each and every necessary or appropriate act and thing, as fully to all intents and purposes as he might or could do in person, ratifying and confirming all that Charles J. Hansen or his substitute or substitutes may lawfully do or cause to be done pursuant to this Power of Attorney.


Signature                        Title                             Date
---------                        -----                             ----

/s/ Robert Tammero               Director                    December 16, 1996
------------------------                                     -----------------
Robert Tammero

























                                  16 of 18



                               POWER OF ATTORNEY


     The undersigned hereby constitutes and appoints Charles J. Hansen as his true and lawful attorney-in-fact with full power to act and with full power of substitution and revocation, for him and in his name, in any and all capacities, to sign on his behalf and to cause to be filed with the Securities and Exchange Commission (the "Commission"):

     a. a registration statement on Form S-8 for Carson Pirie Scott & Co.'s 1996 Directors' Stock Compensation Plan (the "Form S-8"),

     b. any and all exhibits and amendments (including post-effective amendments) to the Form S-8, and

     c. any other documents in connection with the Form S-8 or any amendments to the Form S-8,

granting Charles J. Hansen full power and authority to do and perform each and every necessary or appropriate act and thing, as fully to all intents and purposes as he might or could do in person, ratifying and confirming all that Charles J. Hansen or his substitute or substitutes may lawfully do or cause to be done pursuant to this Power of Attorney.


Signature                        Title                             Date
---------                        -----                             ----

/s/ Chaim Y. Edelstein           Director                    December 13, 1996
------------------------                                     -----------------
Chaim Y. Edelstein

























                                  17 of 18



                               POWER OF ATTORNEY


     The undersigned hereby constitutes and appoints Charles J. Hansen as his true and lawful attorney-in-fact with full power to act and with full power of substitution and revocation, for him and in his name, in any and all capacities, to sign on his behalf and to cause to be filed with the Securities and Exchange Commission (the "Commission"):

     a. a registration statement on Form S-8 for Carson Pirie Scott & Co.'s 1996 Directors' Stock Compensation Plan (the "Form S-8"),

     b. any and all exhibits and amendments (including post-effective amendments) to the Form S-8, and

     c. any other documents in connection with the Form S-8 or any amendments to the Form S-8,

granting Charles J. Hansen full power and authority to do and perform each and every necessary or appropriate act and thing, as fully to all intents and purposes as he might or could do in person, ratifying and confirming all that Charles J. Hansen or his substitute or substitutes may lawfully do or cause to be done pursuant to this Power of Attorney.


Signature                        Title                             Date
---------                        -----                             ----

/s/ John W. Burden III               Director                December 14, 1996
------------------------                                     -----------------
John W. Burden III

























                                  18 of 18